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                                                                    Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 15, 1996 included in Cytyc Corporation's Form S-1 for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                              Arthur Andersen LLP


Boston, Massachusetts
March 3, 1997